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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 4, 2001



COMMISSION          EXACT NAME OF REGISTRANT AS             I.R.S. EMPLOYER
FILE NUMBER         SPECIFIED IN ITS CHARTER                IDENTIFICATION NO.
-----------         ------------------------                ------------------

1-11607             DTE ENERGY COMPANY
                    (A MICHIGAN CORPORATION)                38-3217752
                    2000 2ND AVENUE
                    DETROIT, MICHIGAN 48226-1279
                    313-235-4000




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Item 5.  Other Events.

On June 4, 2001, DTE Energy Company ("DTE Energy") issued a press release giving the details of its scheduled June 7, 2001 conference at which projected earnings guidance will be discussed.

DTE Energy's June 4, 2001 press release announcing the conference is filed as
Exhibit 99-46.

Item 6.  Exhibits

Number             Exhibit

99-46              Press Release dated June 4, 2001.








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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  DTE ENERGY COMPANY
                                  -------------------------------
                                  (Registrant)



                                  By: /s/ Thomas A. Hughes
                                     -------------------------------
                                           Thomas A. Hughes
                                           Associate General Counsel



Date:  June 4, 2001.






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                                 Exhibit Index
                                 -------------

Exhibit No.                      Description

  99.46                          Press Release dated June 4, 2001.